UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2005

Input/Output, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12961	22-2286646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12300 Parc Crest Dr. Stafford, TX	77477
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 933-3339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1.  Other Events.

A shareholder derivative lawsuit (Kovalsky v. Robert P. Peebler, et al., No. 2005-17565) was filed on March 16, 2005 in the District Court of Harris County, Texas, 189th Judicial District, against Input/Output, Inc., certain of its officers and all of the members of its board of directors.  The complaint alleges breach of the officers’ and directors’ fiduciary duties by failing to correct publicly- reported financial results and guidance, abuse of control, gross mismanagement, unjust enrichment and corporate waste.  The plaintiff seeks judgment against all defendants for unspecified damages sustained by Input/Output, restitution, disgorgement of all profits, benefits and compensation allegedly obtained by the defendants and attorneys’ and experts’ fees and costs.  The complaint contains factual allegations substantially the same as those raised in the complaint in the purported class action lawsuit filed in February 2005 in the United States District Court for the Southern District of Texas, Houston Division, styled Matt Brody, individually and on behalf of all others similarly situated v. Input/ Output, Inc., Robert P. Peebler and J. Michael Kirksey, which alleges securities law fraud.  Based on our preliminary review of the complaint, we believe that the derivative suit is without merit and we intend to defend vigorously Input/Output and our officers and directors named as parties in this action.  However, at this time we are unable to determine whether the ultimate resolution of this case will have a material adverse impact on our financial condition, results of operations or liquidity.

                The information contained in this report contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements include, but are not limited to, the company’s beliefs and intentions regarding the reported lawsuit or any other lawsuit filed against it.  Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include a ruling by a court that is adverse to the company’s position and other uncertainties and matters beyond management’s control inherent in legal proceedings.  Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including its most recently filed Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2005

INPUT/OUTPUT, INC.
(Registrant)

By	/s/ J. Michael Kirksey
Name: J. Michael Kirksey Title: Executive Vice President and Chief Financial Officer